Exhibit 99.2

 Divesting GES to Create Pursuit, a Pure-play, High-growth Attractions and Hospitality Company  October 21, 2024

 DISCLAIMER  This presentation contains a number of forward-looking statements. Words, and variations of words, such as “will,” “can,” “may,” “expect,” “would,” “could,” “might,” “intend,” “plan,” “believe,” “estimate,” “anticipate,” “deliver,” “seek,” “aim,” “potential,” “target,” “outlook,” and similar expressions are intended to identify our forward-looking statements. Such forward-looking statements include those that address activities, events or developments that Viad or its management believes or anticipates may occur in the future, including all statements regarding the expected timing of the closing of the GES transaction, the use of proceeds of the transaction, potential benefits of the transaction, expectations concerning Pursuit’s opportunities and performance as a standalone public company, and the expected Chief Executive Officer transition in connection with the closing of the GES transaction. Similarly, statements that describe our go-forward business strategy, objectives, plans, intentions, or goals also are forward-looking statements. These forward-looking statements are not historical facts and are subject to a host of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those in the forward-looking statements. Important factors that could cause actual results to differ materially from those described in our forward-looking statements include, but are not limited to, the following:  the GES transaction may not be completed on anticipated terms and timing (or at all);  a condition to closing of the GES transaction may not be satisfied, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals);  the anticipated tax treatment of the GES transaction may not be obtained;  the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the Company after the consummation of the GES transaction;  potential litigation relating to the GES transaction that could be instituted against the Company or its directors  potential adverse reactions or changes to business relationships resulting from the announcement or completion of the GES transaction   any negative effects of the announcement, pendency or consummation of the GES transaction on the market price of the Company’s common stock and on the Company’s operating results;  risks associated with third party contracts containing consent and/or other provisions that may be triggered by the GES transaction;  the risk that disruptions from the GES transaction will harm the Company’s business, including current plans and operations or by diverting management’s attention the Company’s ongoing business operations  the ability of the Company to retain and hire key personnel and uncertainties arising from leadership changes,   general economic uncertainty in key global markets and a worsening of global economic conditions;  travel industry disruptions;  the impact of our overall level of indebtedness, as well as our financial covenants, on our operational and financial flexibility;  seasonality of our businesses;  unanticipated delays and cost overruns of our capital projects, and our ability to achieve established financial and strategic goals for such projects;  the importance of key members of our account teams to our business relationships;  our ability to manage our business and continue our growth if we lose any of our key personnel;  the competitive nature of the industries in which we operate;  transportation disruptions and increases in transportation costs;  natural disasters, weather conditions, accidents, and other catastrophic events;  our exposure to labor cost increases and work stoppages related to unionized employees;  our ability to successfully integrate and achieve established financial and strategic goals from acquisitions;  our exposure to cybersecurity attacks and threats;  our exposure to currency exchange rate fluctuations;  liabilities relating to prior and discontinued operations;  sufficiency and cost of insurance coverage; and  compliance with laws governing the storage, collection, handling, and transfer of personal data and our exposure to legal claims and fines for data breaches or improper handling of such data.  For a more complete discussion of the risks and uncertainties that may affect our business or financial results, please see Item 1A, “Risk Factors,” of our most recent annual report on Form 10-K and our most recent Current Report on Form 10-Q filed with the SEC. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this press release except as required by applicable law or regulation.  This presentation contains estimates, projections and other information concerning the market for our offerings. Information that is based on estimates, forecasts, projections or similar methodologies is inherently subject to uncertainties and actual amounts may differ materially from amounts reflected in this information. Unless otherwise expressly stated, we obtained this market and other data from reports, research surveys, studies and similar data prepared by third parties, industry and general publications, and similar sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by, and should not be construed as representations made by, us.  2

 NON-GAAP FINANCIAL MEASURES  This document includes the presentation of “Adjusted EBITDA”, which is supplemental to results presented under accounting principles generally accepted in the United States of America (“GAAP”) and may not be comparable to similarly titled measures presented by other companies.  This non-GAAP measure should be considered in addition to, but not as a substitute for, other similar measures reported in accordance with GAAP.    The use of this non-GAAP financial measure is limited, compared to the GAAP measure of net income attributable to Viad, because it does not consider a variety of items affecting Viad’s consolidated financial performance as explained below.  Because this non-GAAP measure does not consider all items affecting Viad’s consolidated financial performance, a user of Viad’s financial information should consider net income attributable to Viad as an important measure of financial performance because it provides a more complete measure of the Company’s performance.  Adjusted EBITDA is defined by management as net income attributable to Viad before income (loss) from discontinued operations, interest expense and interest income, income taxes, depreciation and amortization, transaction-related costs, attraction start-up costs, restructuring charges, impairment losses, the reduction/increase for income/loss attributable to non-redeemable and redeemable non-controlling interests, and gains or losses from sales of businesses.  Adjusted EBITDA is considered a useful operating metric, in addition to net income attributable to Viad, as potential variations arising from non-recurring integration costs, non-cash amortization and depreciation, and non-operational expenses/income are eliminated, thus resulting in an additional measure considered to be indicative of Viad’s consolidated and segment performance. Management believes that the presentation of Adjusted EBITDA provides useful information to investors regarding Viad’s results of operations for trending, analyzing and benchmarking the performance and value of Viad’s business.  Adjusted EBITDA margin is defined by management as Adjusted EBITDA divided by revenue.  Please see the slide titled "Non-GAAP Financial Reconciliation" for reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.  Forward-Looking Non-GAAP Measures  The company has not quantitatively reconciled its guidance for adjusted EBITDA to its respective most comparable GAAP measure because certain reconciling items that impact this metric including, provision for income taxes, interest expense, restructuring or impairment charges, transaction-related costs, and attraction start-up costs have not occurred, are out of the company’s control, or cannot be reasonably predicted. Accordingly, reconciliations to the nearest GAAP financial measure are not available without unreasonable effort. Please note that the unavailable reconciling items could significantly impact the company’s results as reported under GAAP.  3

 Today’s presenters  President & CEO of Viad Corp  CFO of Viad Corp  President of Pursuit since 2015  Will serve as President & CEO of Pursuit following GES sale  David Barry  STEVE  MOSTER  Ellen  ingersoll  4

 Smart allocation of capital  Meaningfully scale Pursuit through investment in Refresh, Build, Buy high-return growth opportunities  Deliver strong cash flow from GES Exhibitions through simple, user-friendly services and best-in class execution  5  Drive growth through Spiro’s world-class, experiential marketing solutions  Continually evaluate options to maximize shareholder value  Our Strategy to maximize shareholder value

 6  Our strategic focus has been aligned with creating more options for Viad  10 Years Ago  Key Hurdles to Separation  Scale Pursuit so it can stand alone in public markets  Improve GES margin/growth characteristics to enhance its value  Strengthen teams, processes and systems within each business  Meaningful tax leakage upon a separation  Today  Hurdles Cleared  Pursuit’s Adjusted EBITDA has grown ~2.5x since 2014  Strong momentum, with solid margin performance at GES Exhibitions and new client wins at Spiro  Talent upgrades and process/system investments enable stand-alone success  Significant tax assets available to minimize tax leakage  including the potential separation of GES and Pursuit

 VIAD TO CHANGE CORPORATE NAME AND RELAUNCH AS PURSUIT (NYSE: PRSU) FOLLOWING CLOSE  Sale of GES Business to trueLink for $535M  7  TRANSACTION DETAILS  Divesting GES, an exhibition and experiential marketing business, from Viad’s Pursuit attractions and hospitality business   All cash offer of $535M, subject to transaction-related adjustments for cash, debt and debt-like items, and working capital, inclusive of $25M deferred for one year  Net proceeds at closing will be used to fully retire Viad’s existing Term Loan B and revolver, and to fund near-term growth initiatives for Pursuit  Expect transaction to close by end of 2024, subject to customary closing conditions and regulatory approvals  Pro forma total leverage expected to be ~1x following closing, positioning Pursuit to opportunistically re-lever in support of its growth strategy

 CREATES High Growth, High-return company  8  transaction achieves major milestones  Creates standalone, pure-play attractions and hospitality company with focused strategy  Eliminates Viad’s higher cost Term Loan B and revolver borrowings  Provides new capital and balance sheet capacity to accelerate REFRESH, BUILD, BUY growth strategy   Establishes balance sheet optimized for enhanced growth, with low leverage, an excess cash position and new undrawn revolver for opportunistic M&A

 World-class, high-return point-of-interest attractions, experiences, and lodging in the world’s most iconic and sought-after locations  Experienced operating team executing proven Refresh, Build, Buy strategy  High-margin growth engine with substantial upside potential as the owner-operator of choice in a fragmented industry  Financial flexibility to accelerate compelling growth strategy  Strong market tailwinds driven by consumer demand for authentic and immersive travel experiences  Omnichannel approach with significant cross selling opportunity to drive customer/guest acquisition as scale, offering and geographic diversity increases  Leading, pure-play attractions and hospitality company focused on one-of-a-kind experiences  Bucket-list is once-in-a lifetime.Pursuit’s experiences are creating MEMORIES that last A lifetime.  9  At Pursuit, we invite everyone to explore with wonder.   Through the power of adventure, authentic connection, and genuine hospitality, we create unforgettable experiences in the most iconic destinations around the globe.  Our MISSION is to connect guests and staff to iconic places through unforgettable, inspiring experiences.

PURSUIT SET TO BENEFIT FROM GROWING GLOBAL DEMAND FOR AUTHENTIC, IMMERSIVE VACATIONS IN ICONIC LOCATIONS

Wellness Tourism, which includes outdoor and adventure travel, is projected to grow by ~17% annually to reach $1.4T by 2027[1]

~80%

of Wellness Tourists prioritize accessible nature and outdoor activities as the “Top Must-Have” when planning a vacation[1]

~75%

of travelers say outdoor activities are “essential to their travels”[2]

and that experiences have a “moderate to huge impact” on shaping travel[3]

20%

growth in searches for experiential travel

reflects shift toward more immersive and memorable experiences[4]

1. Global Wellness Institute, data as of November 2023
2. Arival Research, August 2024
3. Skift Research Online Travel Behavior Survey U.S., June 2024
4. Skift 2024 State of Travel Report

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 6  12  2  18  PURSUIT OWNS AN ICONIC, INTEGRATED ATTRACTIONS AND HOSPITALITY PORTFOLIO  11  Canadian Rockies  Alaska  Iceland  Montana  Denali National Park Area  Kenai Fjord National Park Area  Seward  Talkeetna  Reykjavik  Banff National Park  Jasper National Park  Golden  Waterton Lakes National Park  Glacier National Park Area  Whitefish  Other Iconic Destinations  Vancouver  Las Vegas  Chicago  In iconic destinations that benefit from the power of perennial demand and limited supply  14 WORLD-CLASS ATTRACTIONS  27 DISTINCTIVE LODGES  INTEGRATED F&B, RETAIL & TRANSPORTATION

PURSUIT COMBINES "MUST DO" ATTRACTIONS IN ICONIC LOCATIONS WITH…



- 54% of FY'23 Revenue
- 14 World-Class Experiences
- 3.5M Visitors in FY'23
- Strong demand for iconic destinations

We own "must-do" point of interest, sightseeing attractions with meaningful visitation

- World-class sightseeing gondola in Banff National Park
- One-of-a-kind experiences at the Columbia Icefield in Jasper National Park
- Magical scenic boat cruises on Maligne Lake (Jasper) and Lake Minnewanka (Banff)
- Incredible marine life and glacier sightseeing in Kenai Fjords (Alaska)
- Award winning Sky Lagoon along the ocean's edge near Reykjavik



BANFF GONDOLA
#1 THINGS TO DO IN BANFF



GOLDEN SKYBRIDGE
#2 THINGS TO DO IN GOLDEN



SKY LAGOON
#1 SPAS & WELLNESS IN KOPAVOGUR



GLACIER RAFT CO.
#3 OUTDOOR ACTIVITIES IN WEST GLACIER

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...A SYNERGISTIC HOSPITALITY PORTFOLIO THAT DRIVES VISITATION AND MULTI-DAY JOURNEYS



- 41% of FY'23 Revenue
- 419K Rooms Occupied
- 27 Distinctive Lodges in capacity constrained locations
- Bed base provides cross-sell opportunity to our attractions

Our markets have strong perennial demand with finite lodging bed bases and nearly full occupancy during summer peak season

- Park in-holdings inside Glacier National Park and Denali National Park
- Land, lodging, F&B and retail at both west and east entrances to Glacier National Park's scenic drive along the famed Going-to-the-Sun Road
- Unforgettable lodge on remote Fox Island, accessible solely by boat
- Long-standing land leases and agreements with Parks Canada to operate in the Canadian National Parks
- Parks Canada tightly restricts any new development inside the parks



Travelers' Choice 2023

DENALI BACKCOUNTRY LODGE
#1 HOTEL IN DENALI NP



Travelers' Choice 2023

GLACIER VIEW LODGE
#5 HOTEL IN JASPER NP



Travelers' Choice 2023

PRINCE OF WALES HOTEL
#2 HOTEL IN WATERTON LAKES NP



Travelers' Choice 2023

TALKEETNA ALASKAN LODGE
#3 HOTEL IN TALKEETNA

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THE POWER OF A COLLECTION: ALASKA

In creating a collection, Pursuit enhances the value of iconic, unforgettable, and inspiring experiences









2011
+2 LODGES
+1 SIGHTSEEING TOUR

ENTERED ALASKA MARKET
Acquired two lodges in and near Denali National Park and Denali Backcountry Adventure sightseeing tour
~$15M INVESTMENT

2016
+3 LODGES
+1 ATTRACTION

EXPANDED ALASKA FOOTPRINT
Acquired Kenai Fjords Tours wildlife and glacier cruise and three lodges in and near Kenai Fjords and Denali National Park
~$45M INVESTMENT

2024
=~$10M
Est. EBITDA

ONGOING / FUTURE GROWTH
We will drive continuous growth through Refresh, Build, Buy combined with our operational expertise to enhance guest experience and maximize profitable growth

WINNING FORMULA

- Establish position in market with perennial demand, pricing power, and high barriers to entry
- Expand presence with assets that complement existing portfolio and Pursuit core competencies
- Fortify position through integrated platform, with opportunities for additional growth through Refresh, Build, Buy strategy

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PURSUIT HAS THE SCALE AND FINANCIAL FOUNDATION TO DRIVE SUSTAINABLE GROWTH AS A STANDALONE COMPANY



REVENUE ($M)
NEW EXPERIENCES*
EXISTING EXPERIENCES
~15% CAGR
112
153
174
185
223
77
187
299
350
112
119
129
138
149
45
98
155
175
2015
2016
2017
2018
2019
2020
2021
2022
2023

$350M

2023 REVENUE

$93M

2023 ADJUSTED EBITDA

26%

2023 ADJUSTED EBITDA MARGIN

** New Experiences comprises the following attractions and lodging properties that were opened or acquired after 2015: Maligne Lake Cruise, CATC Alaska Tourism Corporation, Mountain Park Lodges, West Glacier RV Park & Cabins, Belton Chalet, Basecamp Lodge, Open Top Touring, Sky Lagoon, Golden Skybridge, FlyOver Canada, FlyOver Iceland, FlyOver Las Vegas, Glacier Raft Company, and Forest Park Hotel*

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 Proven REFRESH, BUILD, BUY Strategy to drive significant growth opportunities  16  REFRESH  BUILD  BUY  Identify and execute on accretive capital allocation opportunities within existing portfolio / collections to generate incremental throughput or pricing power  Refresh investments to optimize guest experience, market position, and maximize returns for existing assets / collections  Strategic investments to create new guest experience and revenue streams with economies of scale and scope  Provide an opportunity to replicate Pursuit’s most successful attractions and concepts across other geographies/collections  Strategic assets that drive guest experience and economies of scale and scope, improving financial performance  Disciplined acquisitions strategy with focus on narrowly marketed assets and operators  Opportunity to quickly establish a beachhead for collections in new geographies  Pursuit will be well positioned to execute growth strategy by leveraging repeatable Refresh, Build, Buy strategy

 Track record of CREATING VALUE THROUGH refresh, build, buy growth strategy  ATTRACTIONS   VISITORS (M)  MORE THAN 2.5X  from 2015 to 2023   HOSPITALITY   ROOMS OCCUPIED (K)  MORE THAN 2.5X  from 2015 to 2023   * Major projects are defined as growth investments greater than $5 million that had a first full year of EBITDA contribution in 2014 or later.  ** Represents Adjusted EBITDA attributable to Pursuit.   ~$460M  INVESTED  ~$74M**  FY’23 EBITDA  REFRESH, BUILD, BUY GROWTH INVESTMENTS COMPLETED SINCE 2014  13 MAJOR  PROJECTS*  17

PURSUIT HAS ROBUST PIPELINE OF ACTIONABLE INVESTMENT OPPORTUNITIES TO ACCELERATE GROWTH

ORGANIC AND INORGANIC INVESTMENT OPPORTUNITIES

REFRESH & BUILD IN EXISTING GEOGRAPHIES

- Organic growth opportunities at our high-performing existing experiences
- We enhance and accelerate the improvement of guest experiences across our collections, which drives growth
- **~20 identified opportunities representing cumulative total investment of $200M+**

BUY ICONIC EXPERIENCES IN EXISTING GEOGRAPHIES

- Bolt-on acquisitions leverage economies of scale and scope in existing geographies
- Team maintains a pulse on future "off market" opportunities
- Foster our reputation as an employer and acquirer of choice in our markets

BUY ICONIC EXPERIENCES IN NEW GEOGRAPHIES

- Targeting new iconic locations to build a unique collection of experiences
- Balance out seasonality and geographic concentration
- Scale and enhance initial investment through Refresh, Build, Buy within each location


RECENT REFRESH
SKY LAGOON EXPANSION
Opened Q3 2024

INVESTMENT CRITERIA

- ✓ **15%+ IRR hurdle rate**
- ✓ Iconic, unforgettable, and inspiring
- ✓ Perennial demand
- ✓ High barriers to entry
- ✓ Attractive EBITDA margins
- ✓ High-quality guest experience
- ✓ Countries with strong ease of doing business


RECENT REFRESH
ICE ODYSSEY
Opened Q2 2024

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Pursuit is performing at the higher-end of prior guidance range  19  $Millions  Current Expectation  Guidance Issued  Aug 6, 2024  Guidance Issued  May 2, 2024  (Pre-Jasper Fire)*  FY 2024  Revenue  Above 2023 ($350M)  In line with 2023  Up mid-single digits from 2023  FY 2024  Adjusted EBITDA  $85 - $95M  $80 – $95M  $105 – $115M  * As the result of fire-related closures of Jasper National Park during Q3’24, we reduced our FY 2024 Adjusted EBITDA outlook for Pursuit by ~$20M to $25M. We anticipate EBITDA from our Jasper businesses to recover in FY 2025.

 World-class, high-return point-of-interest attractions, experiences, and lodging in the world’s most iconic and sought-after locations  Experienced operating team executing proven Refresh, Build, Buy strategy  High-margin growth engine with substantial upside potential as the owner-operator of choice in a fragmented industry  Financial flexibility to accelerate compelling growth strategy  Strong market tailwinds driven by consumer demand for authentic and immersive travel experiences  Omnichannel approach with significant cross selling opportunity to drive customer/guest acquisition as scale, offering and geographic diversity increases  Leading, pure-play attractions and hospitality company focused on one-of-a-kind experiences  Bucket-list is once-in-a lifetime.Pursuit’s experiences are creating MEMORIES that last A lifetime.  20  At Pursuit, we invite everyone to explore with wonder.   Through the power of adventure, authentic connection, and genuine hospitality, we create unforgettable experiences in the most iconic destinations around the globe.  Our MISSION is to connect guests and staff to iconic places through unforgettable, inspiring experiences.

 NON-GAAP FINANCIAL RECONCILIATION  21  Includes costs primarily related to the development of Pursuit's new FlyOver attraction in Chicago.  Includes non-capitalizable fees and expenses related to Viad’s shelf registration in 2024 and Viad’s credit facility refinancing efforts in 2023.  Remeasurement of finance lease obligation represents the non-cash foreign exchange loss/(gain) included within Cost of Services related to the periodic remeasurement of the Sky Lagoon finance lease obligation.  Corporate Adjusted EBITDA is calculated as Corporate activities expense before depreciation, transaction-related costs and other non-recurring costs included within Corporate activities expense.